UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 24, 2006
Centex Corporation
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	1-6776 (Commission File Number)	75-0778259 (IRS Employer Identification No.)

2728 N. Harwood Street, Dallas, Texas (Address of principal executive offices)	75201 (Zip code)
Registrant’s telephone number including area code: (214) 981-5000
Not Applicable
(Former name or former address if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 24, 2006, Centex Corporation, a Nevada corporation (the “Corporation”), announced its results of operations for the quarter ended September 30, 2006. A copy of the Corporation’s press release (the “Press Release”) announcing these results is being furnished as Exhibit 99.1 hereto and is hereby incorporated in this Item 2.02 in its entirety by reference.
The Press Release refers to certain non-GAAP financial measures. The Corporation believes that these non-GAAP performance measures, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures should be viewed in addition to, and not as an alternative to, the Corporation’s reported results under accounting principles generally accepted in the United States. The definitions of the non-GAAP terms used and reconciliations to the comparable GAAP measure are included in the applicable attachment to the Press Release.
As previously announced, senior management of the Corporation will hold a conference call on October 25, 2006 at 10 a.m. Eastern time (9 a.m., Central time) to discuss the results of operations of the Corporation for such period and other matters. A copy of the materials to be provided to investors in the form of a web cast in connection with this conference call is being furnished as Exhibit 99.2 hereto. The information contained in such exhibit is incorporated by reference in this Item 2.02, but shall not be deemed filed for any purpose under the Securities Exchange Act of 1934.
Item 7.01. Regulation FD Disclosure.
On October 24, 2006, Centex Corporation, a Nevada corporation (the “Corporation”), announced its results of operations for the quarter ended September 30, 2006. A copy of the Corporation’s press release (the “Press Release”) announcing these results, other information and earnings per share guidance for the fiscal year ending March 31, 2007 is being furnished as Exhibit 99.1 hereto. The information in the Press Release under the captions “Additional Developments” and “Outlook” is furnished pursuant to this Item 7.01.
As previously announced, senior management of the Corporation will hold a conference call on October 25, 2006 at 10 a.m. Eastern time (9 a.m., Central time) to discuss the results of operations of the Corporation for such period and other matters. A copy of the materials to be provided to investors in the form of a web cast in connection with this conference call is being furnished as Exhibit 99.2 hereto. Pages 7-9 of the information contained in such exhibit are incorporated by reference in this Item 7.01, but shall not be deemed filed for any purpose under the Securities Exchange Act of 1934. A transcript of the conference call will be available on the Corporation’s web site on or before October 31, 2006.
Item 8.01. Other Events.
On October 24, 2006, Centex Corporation, a Nevada corporation (the “Corporation”), announced its results of operations for the quarter ended September 30, 2006. A copy of the Corporation’s press release (the “Press Release”) announcing these results is being furnished as Exhibit 99.1 hereto. The attachments to the Press Release identified as Attachments 1 through 8 are hereby filed pursuant to, and incorporated by reference in, this Item 8.01. No other information from the Press Release is filed pursuant to, or incorporated in, this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

Exhibit Number	Description
99.1	Press Release dated October 24, 2006

99.2	Investor materials furnished in connection with the conference call to be held on October 25, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ James R. Peacock III
	Name:	James R. Peacock III
	Title:	Vice President, Deputy General Counsel and Secretary

Date: October 24, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated October 24, 2006

99.2	Investor materials furnished in connection with the conference call to be held on October 25, 2006.